UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 16, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001604083
COMM 2014-UBS3 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-193376-06	38-3932242 38-3932243 38-7111648
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 250-2500
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The State Farm Portfolio Mortgage Loan, which constituted approximately 9.5% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of September 1, 2014 relating to the COMM 2014-UBS5 Mortgage Trust filed as Exhibit 99 to the registrant’s Current Report on Form 8-K filed on October 23, 2014 (the “COMM 2014-UBS5 PSA”).  Pursuant to Section 3.22(b) of the COMM 2014-UBS5 PSA, Rialto Capital Advisors, LLC, a Delaware limited liability company, was removed as special servicer of the State Farm Portfolio Mortgage Loan and CWCapital Asset Management LLC (“CWCAM”), a Delaware limited liability company, was appointed as the successor special servicer of the State Farm Portfolio Mortgage Loan under the COMM 2014-UBS5 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of August 16, 2024, the State Farm Portfolio Mortgage Loan will be specially serviced, if necessary, pursuant to the COMM 2014-UBS5 PSA, by CWCAM.  CWCAM maintains a servicing office at 900 19th Street NW, 8th Floor, Washington, D.C. 20006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ Matt Smith
Matt Smith, Director

Date:  August 16, 2024

/s/ R. Chris Jones
R. Chris Jones, Managing Director

Date:  August 16, 2024